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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               FEBRUARY 18, 2003
                            (Date of report; date of
                            earliest event reported)


                       COMMISSION FILE NUMBER: 333-75464


                         CAPITAL AUTO RECEIVABLES, INC.
                                  ON BEHALF OF
                  CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
             (Exact name of registrant as specified in its charter)


             DELAWARE                               38-3082892
  (State or other jurisdiction of                (I.R.S. Employer
  incorporation or organization)                Identification No.)


                    C/O GENERAL MOTORS ACCEPTANCE CORPORATION
                             200 RENAISSANCE CENTER
                         P.O. BOX 200 DETROIT, MICHIGAN
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On February 18, 2003, the principal and interest collected during the preceding calendar month as provided for in the Trust Sale and Servicing Agreement, dated as of January 15, 2003 (Agreement), among General Motors Acceptance Corporation, as servicer, Capital Auto Receivables, Inc, as seller, and Capital Auto Receivables Asset Trust 2003-1, as issuer, were distributed to holders of notes (Noteholders) and certificates (Certificateholders) representing undivided interests in Capital Auto Receivables Asset Trust 2003-1. In accordance with the Agreement, the Servicer's Certificate, as defined in the Trust Sale and Servicing Agreement, was furnished to the Indenture Trustee, as defined in the Agreement, for the benefit of the Noteholders and Certificateholders and as such, was distributed by the Indenture Trustee to the Noteholders and Certificateholders. A copy of the Servicer's Certificate is included as Exhibit
20.1 to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
  NO.    DOCUMENT DESCRIPTION
  ---    --------------------


20.1     Monthly Servicing Report for the January 2003 Collection Period


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1


                                     By:  GENERAL MOTORS ACCEPTANCE CORPORATION

                                          (Administrator, not in its individual
                                           capacity but solely as Administrator
                                           on behalf of the Trust)

Dated:  March 5, 2003                     By: /s/ Jerome B. Van Orman, Jr.
                                              -----------------------------
                                            Name: Jerome B. Van Orman, Jr.
                                                  ------------------------
                                            Title: Vice President - Finance
                                                  -------------------------

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                                INDEX TO EXHIBITS



EXHIBIT
  NO.           Document Description
  ---           --------------------

 20.1           Monthly Servicing Report for the January 2003 Collection Period



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